Exhibit 10(ii)(p)

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Second Amendment to Purchase and Sale Contract (this “Amendment”) is made as of March 26, 2010 by and among AIMCO WILSON ACRES, LLC, a Delaware limited liability company, and NEW SHELTER V LIMITED PARTNERSHIP, a Delaware limited partnership (collectively “Sellers”), and GOLDOLLER GREENVILLE I, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Sellers and Purchaser entered into that certain Purchase and Sale Contract, dated as of February 9, 2010, as amended by that certain First Amendment to Purchase and Sale Contract, dated February 24, 2010, with respect to the sale of certain property described therein (the “Contract”); and

            WHEREAS, Sellers and Purchaser desire to amend certain provisions of the Contract.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise defined herein.

2.      Purchase Price.  The first 2 sentences of Section 2.2 of the Contract shall be deleted and replaced as follows:  “The total purchase price (“Purchase Price”) for the Properties shall be an amount equal to Eleven Million Seven Hundred Thousand  Dollars ($11,700,000.00).  Sellers and Purchaser acknowledge and agree that the Purchase Price shall be allocated as follows: (i) $4,800,000 shall be allocated to the Wilson Acres Property and (ii) $6,900,000 shall be allocated to the Tar River Property.”

3.      Purchaser’s Adjournment Right.  Section 5.1.2 of the Contract is hereby deleted in its entirety and substituted with the following provision: “Notwithstanding the foregoing to the contrary, Purchaser shall have the right to adjourn the Closing (the “Purchaser’s Adjournment Right”) to May 26, 2010, by delivering written notice to Sellers not later than April 21, 2010.  If Purchaser shall timely exercise Purchaser’s Adjournment Right, then, within two (2) Business Days after the delivery of such adjournment notice, Purchaser shall deliver to Escrow Agent an additional deposit of $50,000 (which deposit shall be deemed part of the Deposit).”

4.      Wilson Acres Defeasance.  Purchaser hereby acknowledges that the Loan with respect to the Wilson Acres Property is subject to a defeasance at Closing.  In connection therewith, Purchaser hereby acknowledges and agrees to the following:  (i) notwithstanding anything to the contrary contained in the Contract, the balance of the Purchase Price for each Property shall be delivered to Escrow Agent no later than 5:00 p.m. on the Business Day immediately prior to the Closing Date, (ii) Purchaser shall pay all fees and expenses (including, without limitation, all fees and expenses of the servicer, servicer’s counsel, Sellers’ defeasance consultant and the rating agencies) in connection with the defeasance, and (iii) in connection with the defeasance, Sellers shall have the right to adjourn the Closing to May 26, 2010, by delivering written notice to Purchaser not later than April 21, 2010.

5.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Sellers:

AIMCO WILSON ACRES, LLC, a Delaware limited liability company

By:  AIMCO WILSON ACRES MANAGER, LLC, a Delaware limited liability company, its manager

By: AIMCO PROPERTIES, L.P., a Delaware limited partnership, its member

By: AIMCO-GP, INC., a Delaware corporation, its general partner

By: /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

NEW SHELTER V LIMITED PARTNERSHIP, a Delaware limited partnership

By:  SHELTER V GP LIMITED PARTNERSHIP, a Delaware limited partnership, its general partner

By:  SHELTER REALTY V CORPORATION, a South Carolina corporation, its general partner

By: /s/Trent A. Johnson

Name:  Trent A. Johnson

Title:  Vice President

[Purchaser’s signature page follows]

Purchaser:

GOLDOLLER GREENVILLE I, LLC, a Delaware limited liability company

By:  /s/Richard Oller
Name:  Richard Oller
Title:  President